UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2012

Flushing Financial Corporation
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)

11-3209278
(IRS Employer Identification No.)

1979 Marcus Avenue, Suite E140, Lake Success, New York 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Flushing Financial Corporation (the "Company") (Nasdaq: FFIC), the parent holding company for Flushing Savings Bank, FSB (the "Bank"), announced its financial results for the three and twelve months ended December 31, 2011. Attached as Exhibit 99.1 is the Company's press release dated January 31, 2012.

Item 9.01. Financial Statements and Exhibits.

99.1. Press release of Flushing Financial Corporation, dated January 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flushing Financial Corporation
Date: January 31, 2012	By:	/s/ DAVID W. FRY David W. Fry
	Title:	Executive Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

99.1. Press release of Flushing Financial Corporation, dated January 31, 2012 .